UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 1, 2026
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value (including Preferred Share Purchase Rights)	VRTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note.

This Amendment No. 1 to Form 8-K amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by Virtus Investment Partners, Inc. (the “Company”), a Delaware corporation, on March 2, 2026, (the “Original Report”), to include the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the Company’s acquisition of Keystone National Group, LLC (“Keystone”), a Delaware limited liability company.

As reported in the Original Report, on March 1, 2026, pursuant to the Equity Purchase Agreement, dated as of December 5, 2025, by and among the Company through its wholly owned subsidiary Virtus Private Markets Holdings, LLC, Keystone, and Keystone’s owners and beneficial owners, the Company completed the acquisition of 56% of the equity of Keystone.

Pursuant to the requirements of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Original Report to include the historical financial information of Keystone and pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of business acquired
The audited financial statements of Keystone for the fiscal year ended December 31, 2025, including the related notes thereto, are filed herein as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)     Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of Keystone, as of and for the three months ended March 31, 2026, and for the fiscal year ended December 31, 2025, including the related notes thereto, are filed herein as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)     Exhibits    The following exhibits are filed herewith:
23.1    Consent of Richey, May & Co, LLP, independent registered public accounting firm for Keystone National Group, LLC.
99.1    Audited financial statements of Keystone as of and for the fiscal year ended December 31, 2025, including the related notes thereto.
99.2    Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, and the unaudited pro forma condensed combined statements of operations for the Company as of and for the three months ended March 31, 2026, and for the fiscal year ended December 31, 2025, including the related notes thereto.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: May 14, 2026	By:	/s/ Michael A. Angerthal
		Name:	Michael A. Angerthal
		Title:	Executive Vice President and Chief Financial Officer